Exhibit 99.2

Thursday 29 April 2021 FIRST QUARTER 2021 RESULTS Dick Weil Chief Executive Officer Roger Thompson Chief Financial Officer

2 1 Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 22. 2 See adjusted financial measures reconciliation on slides 28 and 29 for additional information. Key metrics – Q1 2021 vs Q4 2020 Q1 2021 RESULTS ▪ Long-term investment performance remains solid ▪ AUM increased 1% to US$405.1bn; strength in global markets was partially offset by net outflows of US$(3.3)bn ▪ Adjusted diluted EPS of US$0.91 ▪ Board declared US$0.02 increase in quarterly dividend to US$0.38 per share ▪ Completed US$230m of share buybacks Q1 2021 Q4 2020 3-year investment outperformance¹ 62% 65% Net flows US$(3.3)bn US$(1.1)bn Total AUM US$405.1bn US$401.6bn US GAAP diluted EPS US$0.88 US$1.02 Adjusted diluted EPS² US$0.91 US$1.04 Dividend per share US$0.38 US$0.36

BUSINESS AND FINANCIAL UPDATE Roger Thompson Chief Financial Officer

4 INVESTMENT PERFORMANCE Firmwide investment performance remains solid Note: Full performance disclosures detailed in the appendix on slides 22 and 23. The top two Morningstar quartiles represent funds in the top half of their category based on total return. Refer to slide 23 for the 10-year period, percent of funds in the top 2 quartiles for all periods, and description and quantity of funds included in the analysis. Past performance is no guarantee of future results. Capability 1-year 3-year 5-year Equities Fixed Income Multi-Asset Quantitative Equities Alternatives Total Capability 1-year 3-year 5-year Equities Fixed Income Multi-Asset Quantitative Equities Alternatives Total % of mutual fund AUM in top 2 Morningstar quartiles At 31 Mar 21 % of AUM outperforming benchmark At 31 Mar 21 48% 4% 11% 70% 62% 67% 100% 97% 98% 94% 97% 98% 89% 97% 94% 69% 54% 55% 32% 32% 4% 68% 67% 37% 30% 76% 30% 92% 91% 19% 73% 79% 69% 64% 60% 35%

5 15.6 15.6 15.3 18.7 21.4 17.9 15.8 23.2 20.7 (23.0) (25.4) (18.8) (25.4) (33.6) (26.1) (18.7) (24.3) (24.0) (7.4) (9.8) (3.5) (6.7) (12.2) (8.2) (2.9) (1.1) (3.3) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q1 2019 to Q1 2021 total flows (US$bn) Redemptions Sales Net sales / (redemptions) 19% 18% 17% 21% 23% 25% 19% 26% 21% Annualised gross sales¹ Annualised gross redemptions¹ 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. TOTAL FLOWS Net flows declined quarter over quarter with a decrease in gross sales (28%) (29%) (21%) (29%) (36%) (36%) (22%) (27%) (24%)

6 6.3 4.2 3.7 8.8 3.3 (14.1) (12.7) (5.6) (10.0) (6.8) (7.8) (8.5) (1.9) (1.2) (3.5) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 14.1 13.0 11.5 13.5 16.5 (17.2) (12.1) (11.6) (12.5) (15.4) (3.1) 0.9 (0.1) 1.0 1.1 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 1.0 0.7 0.6 0.9 0.9 (2.3) (1.3) (1.5) (1.8) (1.8) (1.3) (0.6) (0.9) (0.9) (0.9) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Intermediary (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. QUARTERLY FLOWS BY CLIENT TYPE Redemptions Sales Net sales / (redemptions) Institutional (US$bn) 19% 17% 13% 30% 11% 33% 38% 29% 32% 35% 6% 5% 4% 5% 4% (43%) (50%) (20%) (34%) (22%) (40%) (36%) (29%) (29%) (32%) (14%) (9%) (9%) (10%) (9%) Annualised gross redemptions¹ Annualised gross sales¹ Self-Directed (US$bn) Net flows reflect strength in Intermediary and a decline in Institutional sales

7 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Q1 2021 FLOWS BY CAPABILITY Net flows reflect strength in Fixed Income and Multi-Asset 10.5 5.9 3.0 0.2 1.1 (12.0) (5.5) (2.2) (2.3) (2.0) (1.5) 0.4 0.8 (2.1) (0.9) Equities Fixed Income Multi-Asset Quantitative Equities Alternatives Annualised gross sales¹ Redemptions Sales Net sales / (redemptions) 19% 29% 25% 2% 41% Annualised gross redemptions¹ (22%) (28%) (18%) (22%) (77%) Q1 2021 flows by capability (US$bn)

8 US GAAP Adjustments Adjusted Revenue Management fees 514.9 Performance fees 17.0 Shareowner servicing fees 60.8 Other revenue 51.3 Total revenue 644.0 (127.4) 516.6 Operating expenses Employee compensation and benefits 174.6 Long-term incentive plans 53.5 Distribution expenses 127.4 Investment administration 12.6 Marketing 6.2 General, administrative and occupancy 63.0 Impairment of goodwill and intangible assets 3.6 Depreciation and amortisation 10.6 Total operating expenses 451.5 (136.4) 315.1 Operating income 192.5 9.0 201.5 (US$m) 3 months ended 31 Mar 21 STATEMENT OF INCOME US GAAP and adjusted Note: See adjusted financial measures reconciliation on slides 28 and 29 for additional information.

9 (US$, except margin data) Q1 2021 Q4 2020 Change Q1 2021 vs Q4 2020 Q1 2020 Change Q1 2021 vs Q1 2020 Average AUM 405.3bn 379.0bn 7% 352.7bn 15% Total revenue 644.0m 657.2m (2%) 554.9m 16% Operating income (loss) 192.5m 227.0m (15%) (332.4)m nm Operating margin 29.9% 34.5% (4.6ppt) (59.9%) 89.8ppt US GAAP diluted EPS 0.88 1.02 (14%) (1.35) nm Adjusted revenue 516.6m 528.5m (2%) 442.7m 17% Adjusted operating income 201.5m 231.7m (13%) 164.5m 22% Adjusted operating margin 39.0% 43.8% (4.8ppt) 37.2% 1.8ppt Adjusted diluted EPS 0.91 1.04 (13%) 0.60 52% SUMMARY FINANCIAL RESULTS US GAAP and adjusted Note: See adjusted financial measures reconciliation on slides 28 and 29 for additional information.

10 REVENUE Q1 2021 adjusted revenue reflects higher average assets and seasonally lower performance fees compared to Q4 2020 Note: See adjusted financial measures reconciliation on slides 28 and 29 for additional information. 1 Net margin based on management fees net of distribution expenses. Adjusted revenue – Q4 2020 vs Q1 2021 (US$m) Q1 2021 adjusted revenue drivers ▪ Increase from Q4 2020 management fees driven by higher average assets ▪ Performance fees declined from Q4 2020 driven by investment performance and seasonality ▪ Improved average net management fee margin due to asset mix shift 468.1 437.5 17.0 59.3 10.8 10.5 20.7 21.2 516.6 528.5 Q1 2021 Q4 2020 Management fees Performance fees Shareowner servicing fees Other revenue (US$m, except margin data) Q1 2021 Q4 2020 Change Total adjusted revenue 516.6 528.5 (2%) Management fees 468.1 437.5 7% Performance fees 17.0 59.3 (71%) Shareowner servicing fees 10.8 10.5 3% Other revenue 20.7 21.2 (2%) Average net¹ mgmt fee margin 46.8bps 45.9bps 0.9bps

11 OPERATING EXPENSES Increase in adjusted expenses primarily reflects seasonally higher compensation Note: See adjusted financial measures reconciliation on slides 28 and 29 for additional information. Adjusted operating expenses – Q4 2020 vs Q1 2021 (US$m) (US$m) Q1 2021 US GAAP Adjustments Q1 2021 adjusted Q4 2020 adjusted Change Q1 2021 adj vs Q4 2020 adj Employee compensation and benefits 174.6 – 174.6 162.2 8% Long-term incentive plans 53.5 0.1 53.6 44.8 20% Total compensation expenses 228.1 0.1 228.2 207.0 10% Distribution expenses 127.4 (127.4) –– nm Investment administration 12.6 – 12.6 12.6 0% Marketing 6.2 – 6.2 3.9 59% General, administrative and occupancy 63.0 (3.6) 59.4 63.6 (7%) Impairment of goodwill and intangible assets 3.6 (3.6) –– nm Depreciation and amortisation 10.6 (1.9) 8.7 9.7 (10%) Non-staff operating expenses 223.4 (136.5) 86.9 89.8 (3%) Total operating expenses 451.5 (136.4) 315.1 296.8 6% 315.1 (4.2) (1.0) 296.8 12.4 8.8 – 2.3 Q4 2020 Compensation and benefits LT incentive plans Investment administration Marketing General, admin. and occupancy Depreciation and amortisation Q1 2021

12 CAPITAL RESOURCES Strong liquidity position ▪ Cash and investment securities (excluding those assets held by consolidated VIEs and VREs1) totalled US$1,048m compared to outstanding debt of US$313m ▪ Board declared a dividend of US$0.38 per share to be paid on 27 May to shareholders on record at the close of business on 11 May ▪ Repurchased 8.0m shares in Q1 2021 for US$230m as part of the Dai-ichi Life secondary offering 1,096.9 824.0 238.8 224.1 1,335.7 1,048.1 313.3 312.6 Cash and investments Debt Cash and investments Debt Balance sheet profile – carrying value 31 Dec 20 vs 31 Mar 21 (US$bn) Investment securities¹ Cash and cash equivalents¹ 2025 maturity 31 Mar 21 31 Dec 20 1 Cash and cash equivalents and investment securities held by consolidated variable interest entities (‘VIEs’) and variable voting rights entities (‘VREs’) are not available for general corporate purposes and have been excluded from the figures above. For additional detail, please see Part I, Notes 2 and 3 (‘Consolidation’ and ‘Investment Securities’, respectively), and the ‘Liquidity and Capital Resources’ portion of Part I, Item 2, on pages 5 to 6 and pages 34 to 35, respectively, of the Company’s Form 10‐Q for the period ended 31 March 2021.

13 CAPITAL MANAGEMENT Note: JHG purchases shares on market for the annual share grants associated with variable compensation, which is not included in the above share repurchases. Numbers may not cast due to rounding. 1 Total shares outstanding reflect amounts disclosed on Forms 10-Q or 10-K for each respective quarter. 2 Cumulative decrease from commencement of buyback programme in Q3 2018. Continued commitment to return of capital Dividend paid / share (US$) 0.36 0.36 0.36 0.36 0.36 0.36 0.36 0.36 Shares repurchased (m) 3.5 4.2 0.5 2.1 1.1 2.4 1.0 8.1 Total shares outstanding1 (m) 191.6 187.5 187.0 184.9 183.9 181.4 180.4 172.3 Cumulative decrease in shares2 4.4% 6.4% 6.7% 7.7% 8.3% 9.5% 10.0% 14.0% Q2 2019 to Q1 2021 quarterly capital return (US$bn) 68.6 67.8 66.3 66.2 66.1 65.8 64.8 61.7 75.2 81.3 12.5 31.2 22.0 50.2 27.4 230.2 143.8 149.1 78.8 97.4 88.1 116.0 92.2 291.9 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Dividends Share repurchases

Q&A

APPENDIX

16 ASSETS UNDER MANAGEMENT AUM at 31 March 2021: US$405.1bn 56% 20% 12% 10% 2% Equities Fixed Income Multi-Asset Quantitative Equities Alternatives 49% 31% 20% Intermediary Institutional Self-Directed 55% 31% 14% North America EMEA & LatAm Asia Pacific By client type By capability By client location US$224.9bn US$79.5bn US$49.5bn US$41.3bn US$9.9bn US$196.2bn US$127.2bn US$81.7bn US$223.2bn US$125.2bn US$56.7bn

17 INVESTMENT MANAGEMENT CAPABILITIES Diversified product range Equities US$224.9bn AUM 31 Mar 21 US$405.1bn Fixed Income US$79.5bn Multi-Asset US$49.5bn Self-directed Intermediary Institutional Institutional Institutional Quantitative Equities US$41.3bn Institutional Alternatives US$9.9bn Intermediary Equities ▪ Wide range of equity strategies encompassing different geographic focuses and investment styles Fixed Income ▪ Innovative and differentiated techniques designed to support clients as they navigate each unique economic cycle Multi-Asset ▪ Provides a range of diversified core investment solutions with the aim of delivering attractive returns over the long term with lower levels of volatility Quantitative Equities ▪ Intech applies advanced mathematics and systematic portfolio rebalancing intended to harness the volatility of movements in stock prices Alternatives ▪ Investment solutions aimed at delivering specific outcomes tailored to meet the needs and constraints of clients

18 LARGEST STRATEGIES BY CAPABILITY Note: Numbers may not cast due to rounding. Capability Strategy AUM (US$bn) 31 Mar 21 US Mid Cap Growth 29.8 US Concentrated Growth 25.2 US Research Growth Equity 20.0 US SMID Cap Growth 14.1 Global Life Sciences 13.9 Absolute Return Income 12.2 Sterling Buy & Maintain Credit 9.9 Global Strategic Fixed Income 9.7 Core Plus Fixed Income 7.1 Australian Fixed Income 6.3 Balanced 43.0 UK Cautious Managed 1.6 Global Adaptive Capital Appreciation 0.6 Multi Manager Managed 0.5 Protective Life Dynamic Allocation Series - Moderate 0.4 Intech Global Large Cap Core ex-Japan - ESG 11.0 Intech US Enhanced Plus 4.7 Intech Global Large Cap Core 4.6 Intech Global Enhanced Index ex-Australia ex-Tobacco 1% Risk 2.7 Intech US Large Cap Growth 2.3 UK Large Cap Absolute Return Equity 5.2 Property 1.8 Europe Large Cap Long/Short 0.6 Global Equity Market Neutral 0.4 Concentrated Pan Europe Equity 0.4 Total 227.8 Equity Fixed Income Multi-Asset Alternatives Quantitative Equities

19 8.8 7.9 5.8 10.3 10.5 (15.7) (12.1) (10.9) (10.4) (12.0) (6.9) (4.2) (5.1) (0.1) (1.5) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Equities (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. QUARTERLY FLOWS BY CAPABILITY Equities and Fixed Income 8.0 6.3 5.9 8.7 5.9 (11.4) (7.0) (4.1) (7.5) (5.5) (3.4) (0.7) 1.8 1.2 0.4 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 (31%) (32%) (24%) (22%) (22%) Redemptions Sales Net sales / (redemptions) Annualised gross redemptions¹ 17% 21% 13% 22% 19% 43% 39% 34% 46% 29% (61%) (43%) (23%) (40%) (28%) Fixed Income (US$bn) Annualised gross sales¹

20 0.4 0.4 1.3 0.3 0.2 (2.4) (4.3) (1.4) (3.7) (2.3) (2.0) (3.9) (0.1) (3.4) (2.1) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 3.5 2.5 2.3 3.1 3.0 (2.5) (1.8) (1.7) (1.9) (2.2) 1.0 0.7 0.6 1.2 0.8 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 0.7 0.8 0.5 0.8 1.1 (1.6) (0.9) (0.6) (0.8) (2.0) (0.9) (0.1) (0.1) - (0.9) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Multi-Asset (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. QUARTERLY FLOWS BY CAPABILITY Multi-Asset, Quantitative Equities and Alternatives Redemptions Sales Net sales / (redemptions) Quantitative Equities (US$bn) 4% 5% 13% 3% 2% 36% 29% 22% 28% 25% 25% 36% 23% 33% 41% (22%) (50%) (14%) (36%) (22%) (26%) (21%) (17%) (17%) (18%) (58%) (40%) (24%) (31%) (77%) Annualised gross redemptions¹ Annualised gross sales¹ Alternatives (US$bn)

21 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Equities Fixed Income Multi-Asset Quantitative Equities Alternatives Q1 2019 to Q1 2021 total net flows by capability (US$bn) NET FLOWS BY CAPABILITY (12.2) (7.4) (9.8) (3.5) (6.7) (8.2) (2.9) (1.1) (3.3)

INVESTMENT PERFORMANCE

% of AUM outperforming benchmark

Capability	Q1 2020			Q2 2020			Q3 2020			Q4 2020			Q1 2021		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	43%	69%	70%	52%	54%	64%	38%	53%	71%	54%	54%	67%	55%	54%	69%
Fixed Income	48%	55%	61%	83%	87%	96%	88%	92%	97%	92%	96%	90%	94%	97%	89%
Multi-Asset	86%	87%	93%	93%	91%	94%	93%	93%	95%	97%	96%	94%	98%	97%	94%
Quantitative Equities	35%	28%	9%	23%	22%	9%	64%	8%	8%	69%	24%	16%	48%	4%	11%
Alternatives	95%	97%	97%	96%	96%	99%	97%	97%	100%	97%	97%	100%	98%	97%	100%
Total	50%	65%	66%	60%	62%	68%	58%	61%	73%	68%	65%	72%	67%	62%	70%

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median.

Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETFs, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis.

Excluded assets represent 5% of AUM as at 31 March 2021, 31 December 2020, 30 September 2020 and 30 June 2020, and 6% of AUM as at 31 March 2020. Capabilities defined by Janus Henderson.

Janus Henderson GROUP PLC

22

INVESTMENT PERFORMANCE

% of mutual fund AUM in top 2 Morningstar quartiles

	Q1 2020			Q2 2020			Q3 2020			Q4 2020			Q1 2021		
Capability	**1yr**	**3yr**	**5yr**	**1yr**	**3yr**	**5yr**	**1yr**	**3yr**	**5yr**	**1yr**	**3yr**	**5yr**	**1yr**	**3yr**	**5yr**
Equities	60%	85%	78%	59%	56%	76%	60%	68%	76%	47%	57%	67%	35%	60%	64%
Fixed Income	75%	82%	70%	77%	86%	74%	76%	78%	72%	70%	79%	73%	69%	79%	73%
Multi-Asset	91%	91%	92%	90%	92%	92%	91%	92%	92%	91%	91%	92%	19%	91%	92%
Quantitative Equities	37%	57%	46%	3%	60%	8%	4%	30%	4%	4%	33%	4%	32%	32%	4%
Alternatives	98%	60%	98%	98%	100%	96%	100%	100%	100%	74%	76%	75%	30%	76%	30%
Total	69%	84%	79%	67%	67%	78%	68%	74%	78%	57%	66%	71%	37%	67%	68%

Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Henderson Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes.

The top two Morningstar quartiles represent funds in the top half of their category based on total return. On an asset-weighted basis, 86%, 86%, 88%, 79% and 81% of total mutual fund AUM were in the top 2 Morningstar quartiles for the 10-year periods ended 31 March 2020, 30 June 2020, 30 September 2020, 31 December 2020 and 31 March 2021, respectively. For the 1-, 3-, 5- and 10-year periods ending 31 March 2021, 44%, 59%, 53% and 65% of the 196, 187, 179 and 148 total mutual funds, respectively, were in the top 2 Morningstar quartiles.

Analysis based on 'primary' share class (Class I Shares, Institutional Shares or share class with longest history for US Trusts; Class A Shares or share class with longest history for Dublin based; primary share class as defined by Morningstar for other funds). Performance may vary by share class. Rankings may be based, in part, on the performance of a predecessor fund or share class and are calculated by Morningstar using a methodology that differs from that used by Janus Henderson. Methodology differences may have a material effect on the return and therefore the ranking. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. © 2021 Morningstar, Inc. All Rights Reserved.

Janus Henderson GROUP PLC

23

24 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) Group 44 42 32 17 10 44 46 48 44 44 51 41 41 40 42 25 25 36 41 27 40 22 26 22 24 28 37 37 31 26 69 67 68 57 37 84 67 74 66 67 79 78 78 71 68 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Equities 35 31 13 10 8 31 33 32 29 27 46 30 27 27 32 25 28 48 36 27 54 23 36 29 32 32 46 49 40 32 60 59 60 47 35 85 56 68 57 60 78 76 76 67 64 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 2nd quartile 1st quartile 1-year 3-year 5-year 1-year 3-year 5-year Note: Full performance disclosures detailed on slide 23. Numbers may not cast due to rounding.

25 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) 2nd quartile 1st quartile Fixed Income Multi-Asset 37 41 56 54 27 52 64 67 71 69 44 41 49 49 38 38 36 19 16 43 30 23 11 8 11 27 33 24 24 35 75 77 76 70 69 82 86 78 79 79 70 74 72 73 73 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 89 89 90 15 1 89 90 91 91 90 88 90 90 91 91 2 1 1 76 18 3 2 1 1 1 4 2 2 0 1 91 90 91 91 19 91 92 92 91 91 92 92 92 92 92 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 1-year 3-year 5-year 1-year 3-year 5-year Note: Full performance disclosures detailed on slide 23. Numbers may not cast due to rounding.

26 29 4 3 4 4 4 4 4 3 4 4 4 7 3 4 32 54 56 26 29 28 42 4 37 3 4 4 32 57 60 30 33 32 46 8 4 4 4 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 29 64 43 0 19 56 32 72 41 74 25 47 47 39 24 69 34 57 74 12 5 68 28 35 2 73 48 53 37 6 98 98 100 74 30 60 100100 76 76 98 96 100 75 30 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) Quantitative Equities Alternatives 2nd quartile 1st quartile 1-year 3-year 5-year 1-year 3-year 5-year Note: Full performance disclosures detailed on slide 23. Numbers may not cast due to rounding.

27 US GAAP: STATEMENT OF INCOME (US$m, except per share data or as noted) 31 Mar 21 31 Dec 20 31 Mar 20 Revenue Management fees 514.9 489.1 439.6 Performance fees 17.0 59.3 14.6 Shareowner servicing fees 60.8 57.9 50.3 Other revenue 51.3 50.9 50.4 Total revenue 644.0 657.2 554.9 Operating expenses Employee compensation and benefits 174.6 162.3 155.6 Long-term incentive plans 53.5 44.7 33.6 Distribution expenses 127.4 128.7 112.2 Investment administration 12.6 12.6 11.7 Marketing 6.2 3.9 6.7 General, administrative and occupancy 63.0 66.4 65.2 Impairment of goodwill and intangible assets 3.6 – 487.3 Depreciation and amortisation 10.6 11.6 15.0 Total operating expenses 451.5 430.2 887.3 Operating income (loss) 192.5 227.0 (332.4) Interest expense (3.2) (3.2) (3.3) Investment gains (losses), net 1.6 32.2 (50.5) Other non-operating income (expense), net (0.1) (0.2) 32.2 Income (loss) before taxes 190.8 255.8 (354.0) Income tax benefit (provision) (43.1) (57.4) 68.8 Net income (loss) 147.7 198.4 (285.2) Net loss (income) attributable to noncontrolling interests 7.8 (11.6) 38.2 Net income (loss) attributable to JHG 155.5 186.8 (247.0) Less: allocation of earnings to participating stock-based awards (4.8) (5.5) – Net income (loss) attributable to JHG common shareholders 150.7 181.3 (247.0) Diluted weighted-average shares outstanding (m) 171.8 177.0 182.4 Diluted earnings (loss) per share (in US$) 0.88 1.02 (1.35) 3 months ended

28 ALTERNATIVE PERFORMANCE MEASURES Note: Reconciliation to be used in conjunction with slide 29. Footnotes included on slide 30. Reconciliation of adjusted financial measures (US$m, except per share data) 31 Mar 21 31 Dec 20 31 Mar 20 Reconciliation of revenue to adjusted revenue Revenue 644.0 657.2 554.9 Management fees1 (46.8) (51.6) (44.1) Shareowner servicing fees1 (50.0) (47.4) (41.1) Other revenue1 (30.6) (29.7) (27.0) Adjusted revenue 516.6 528.5 442.7 Reconciliation of operating expenses to adjusted operating expenses Operating expenses 451.5 430.2 887.3 Employee compensation and benefits2 –(0.1) (1.4) Long-term incentive plans2 0.1 0.1 0.1 Distribution expenses1 (127.4) (128.7) (112.2) General, administrative and occupancy2 (3.6) (2.8) (1.9) Impairment of goodwill and intangible assets3 (3.6) –(487.3) Depreciation and amortisation3 (1.9) (1.9) (6.4) Adjusted operating expenses 315.1 296.8 278.2 Adjusted operating income 201.5 231.7 164.5 Operating margin 29.9% 34.5% (59.9%) Adjusted operating margin 39.0% 43.8% 37.2% 3 months ended

29 ALTERNATIVE PERFORMANCE MEASURES Note: Reconciliation to be used in conjunction with slide 28. Footnotes included on slide 30. Reconciliation of adjusted financial measures (continued) (US$m, except per share data) 31 Mar 21 31 Dec 20 31 Mar 20 Reconciliation of net income (loss) attributable to JHG to adjusted net income attributable to JHG Net income (loss) attributable to JHG 155.5 186.8 (247.0) Employee compensation and benefits2 – 0.1 1.4 Long-term incentive plans2 (0.1) (0.1) (0.1) General, administrative and occupancy2 3.6 2.8 1.9 Impairment of goodwill and intangible assets3 3.6 – 487.3 Depreciation and amortisation3 1.9 1.9 6.4 Interest expense4 –– 0.1 Investment gains (losses), net4 0.2 (1.4) – Other non-operating income (expense), net4 (1.8) (1.7) (25.9) Income tax benefit (provision)5 (1.4) 0.6 (111.4) Adjusted net income attributable to JHG 161.5 189.0 112.7 Diluted earnings (loss) per share (in US$) 0.88 1.02 (1.35) Adjusted diluted earnings per share (in US$) 0.91 1.04 0.60 3 months ended

30 ALTERNATIVE PERFORMANCE MEASURES Footnotes to reconciliation of adjusted financial measures 1 JHG contracts with third-party intermediaries to distribute and service certain of its investment products. Fees for distribution and servicing related activities are either provided for separately in an investment product’s prospectus or are part of the management fee. Under both arrangements, the fees are collected by JHG and passed through to third-party intermediaries who are responsible for performing the applicable services. The majority of distribution and servicing fees collected by JHG are passed through to third-party intermediaries. JHG management believes that the deduction of distribution and service fees from revenue in the computation of adjusted revenue reflects the pass-through nature of these revenues. In certain arrangements, JHG performs the distribution and servicing activities and retains the applicable fees. Revenues for distribution and servicing activities performed by JHG are not deducted from GAAP revenue. 2 Adjustments primarily represent rent expense for subleased office space as well as administrative costs related to Dai-ichi Life’s secondary offering. JHG management believes these costs are not representative of the ongoing operations of the Group. 3 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition. For segregated mandate contracts, the intangible asset is amortised on a straight-line basis over the expected life of the contracts. Adjustments also include impairment charges of our goodwill and certain mutual fund investment management agreements, client relationships and trademarks. JHG management believes these non-cash and acquisition-related costs are not representative of the ongoing operations of the Group. 4 Adjustments primarily relate to contingent consideration adjustments associated with prior acquisitions and increased debt expense as a consequence of the fair value uplift on debt due to acquisition accounting. JHG management believes these costs are not representative of the ongoing operations of the Group. 5 The tax impact of the adjustments is calculated based on the applicable US or foreign statutory tax rate as it relates to each adjustment. Certain adjustments are either not taxable or not tax-deductible.

31 PERFORMANCE FEES Note: Performance fees include prior quarter accrual true-ups. 1 AUM data present US mutual fund AUM subject to performance fees as at 31 March 2021. Janus Investment Funds and Janus Aspen Series Portfolios are counted as distinct and separate funds. Q1 2021 (US$m) Q4 2020 (US$m) Q1 2020 (US$m) AUM generating Q1 2021 pfees (US$bn) # of funds generating Q1 2021 pfees Frequency Timing SICAVs 12.4 5.4 0.2 3.7 3 17 annually; 3 quarterly 17 at June; 3 on quarters UK OEICs and unit trusts 4.0 0.5 1.3 1.9 2 quarterly various Offshore absolute return funds 2.2 6.9 4.0 0.3 4 annually various Segregated mandates 2.3 48.6 11.0 4.7 4 quarterly / annually various US mutual funds1 (3.9) (2.1) (1.9) 58.4 17 monthly monthly Total 17.0 59.3 14.6 69.0 30

32 US MUTUAL FUNDS WITH PERFORMANCE FEES Note: AUM data shown on a managed view. Numbers may not cast due to rounding. 1 The funds listed have a performance-based investment advisory fee that adjusts up or down based on performance relative to a benchmark over 36-month rolling periods. Please see the funds’ Statements of Additional Information for more details and benchmark information. 2 Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. 3 Until 1 August 2022, the Fund’s performance during the portion of the performance measurement period prior to 1 August 2019 will be compared to the Fund's former benchmark, the Russell 3000® Value Index. 4 The Fund will liquidate on or about 30 April 2021. Mutual funds with performance fees¹ AUM 31 Mar 21 (US$m) Benchmark Base fee Performance fee2 Performance cap/(floor) vs benchmark Q1 2021 P&L impact (US$’000) Forty Fund and Portfolio 20,269 Russell 1000® Growth Index 0.64% ± 15 bps ± 8.50% 1,473 Research Fund and Portfolio 19,389 Russell 1000® Growth Index 0.64% ± 15 bps ± 5.00% (5,826) Contrarian Fund 4,173 S&P 500® Index 0.64% ± 15 bps ± 7.00% 1,071 Global Research Fund and Portfolio 4,169 MSCI World IndexSM 0.60% ± 15 bps ± 6.00% 970 Small Cap Value Fund 4,098 Russell 2000® Value Index 0.72% ± 15 bps ± 5.50% (1,194) Mid Cap Value Fund and Portfolio 2,992 Russell Midcap® Value Index 0.64% ± 15 bps ± 4.00% (1,210) Overseas Fund and Portfolio 2,210 MSCI All Country World ex-U.S. IndexSM 0.64% ± 15 bps ± 7.00% 735 Global Real Estate Fund 738 FTSE EPRA / NAREIT Global Index 0.75% ± 15 bps ± 4.00% 163 Small-Mid Cap Value Fund3 116 Russell 2500TM Value Index 0.70% ± 15 bps ± 5.00% (23) Global Value Fund4 110 MSCI World IndexSM 0.64% ± 15 bps ± 7.00% (66) Large Cap Value Fund4 99 Russell 1000® Value Index 0.64% ± 15 bps ± 3.50% (36) Asia Equity Fund 49 MSCI All Country Asia ex-Japan IndexSM 0.92% ± 15 bps ± 7.00% 4 Total 58,412 (3,939)

33 LONG-TERM INCENTIVE COMPENSATION Note: Annual grants generally vest over three and four years. Assumed no forfeitures in future periods. Assumed no change in future values related to market or currency, which would impact expense related to cash-based awards (MFSAs, DIP and DEP funds) and social security expense upon vesting. 1 Includes retention and recruiting awards; other subsidiary grants and social security expense. Social security expense is estimated based on amount of existing awards expected to vest in that year. Estimated future long-term incentive compensation amortization (US$m) Amount remaining to expense 2021 2022 2023 2024 2025 2018 annual grant 5 5 –––– 2019 annual grant 24 21 3 ––– 2020 annual grant 69 46 20 3 –– 2021 annual grant 140 71 46 20 3 – Other1 64 27 17 11 7 2 Total long-term incentive compensation 302 170 86 34 10 2

34 CONTACTS Investor enquiries Melanie Horton Co-Head Investor Relations (Non-US) +44 (0)20 7818 2905 melanie.horton@janushenderson.com Jim Kurtz Co-Head Investor Relations (US) +1 303 336 4529 jim.kurtz@janushenderson.com Investor Relations investor.relations@janushenderson.com Media enquiries Stephen Sobey +44 (0)20 7818 2523 stephen.sobey@janushenderson.com United Kingdom: Edelman Smithfield Latika Shah +44 (0)7950 671 948 latika.shah@edelmansmithfield.com Andrew Wilde +44 (0)7786 022 022 andrew.wilde@edelmansmithfield.com Asia Pacific: Honner Craig Morris +61 2 8248 3757 craig@honner.com.au

201 Bishopsgate London EC2M 3AE United Kingdom www.janushenderson.com Contact us Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value. Forward looking information This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus Henderson Group’s Annual Report on Form 10-K for the fiscal year ended 31 December 2020 and the Company’s other filings and furnishings with the Securities and Exchange Commission (Commission file no. 001-38103), including those that appear under headings such as ‘Risk Factors’ and ‘Management’s Discussion and Analysis of Financial Condition and Results of Operations’. Many of these factors are beyond the control of the Company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. No public offer The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments. Not all products or services are available in all jurisdictions. Various account minimums or other eligibility qualifications apply depending on the investment strategy, vehicle or investor jurisdiction. Mutual funds in the US distributed by Janus Henderson Distributors. Please consider the charges, risks, expenses and investment objectives carefully before investing. For a US fund prospectus or, if available, a summary prospectus containing this and other information, please contact your investment professional or call 800.668.0434. Read it carefully before you invest or send money. Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.